United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act File Number 811-04466

Monetta Fund, Inc.

(exact name of registrant as specified in charter)

1776-A S. Naperville Road

Suite 100

Wheaton, IL 60189-5831

(address of principal executive offices)

Arthur Don Esq.

Greenberg, Traurig LLP

77 W. Wacker Drive, Suite 3100

Chicago, IL 60601

(name and address of agent for service)

Registrant's telephone number, including area code: (630) 462-9800

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2010

Form N-CSR is to be used by management Investment companies to file reports with the Commission not later that 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940(17CFR270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed the collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1.   Annual Report to Shareholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940(17CFR270.30e-1).

Monetta Family of Mutual Funds No-Load Monetta Fund Monetta Trust Young Investor Fund Mid-Cap Equity Fund Orion/Monetta Intermediate Bond Fund 1-800-MONETTA www.monetta.com

Annual Report December 31, 2010

This Page is Intentionally Left Blank

Dear Fellow Shareholders	January 25, 2011

I am pleased to enclose the Monetta Funds 2010 annual report for your review. All of the Funds exceeded the performance of their benchmark indices for the One Year period ending December 31, 2010 as the Mid-Cap Equity Fund, Young Investor Fund, Monetta Fund and Intermediate Bond Fund posted annual returns of 32.80%, 23.68%, 23.42% and 6.44% respectively.

In 2010, the stock market as measured by the S&P 500 Index, generated its second straight year of gains, up 15.08%. Since the bull market began in March 2009, the index has surged a cumulative 77.8% but still about 20% below its all-time high reached in October 2007.

For much of 2010 investors were concerned that the U.S. economic expansion would prove unsustainable, resulting in a double-dip recession. During September, various macroeconomic data points either stabilized or improved and the Federal Reserve signaled a further phase of quantitative easing. Those developments rekindled enthusiasm for stocks propelling the S&P 500 Index up 10.76% in the fourth quarter.

The Federal Reserve’s second dose of quantitative easing (QE) in the fourth quarter was a turning point for the bond market. Based on the 10-year Treasury bond, yield levels hit a high of 4.00% in April to a low of 2.40% in October. Since the Federal Reserve’s November QE announcement, 10-year yield levels have risen over 1.0% ending the year at a 3.29% yield level.

2011 Outlook

We believe that improving U.S. corporate profits and continued global growth provide favorable under pinnings for the stock market in 2011. The U.S. economy has continued to shift from a recovery to an expansion phase which could eventually lead to lower unemployment and higher discretionary income for consumers.

The major concern:  Debt. The government has been borrowing heavily to finance even larger budget deficits and many state and local municipalities find themselves straining under debt obligations. The Federal Reserve has implemented quantitative easing programs to help keep money cheap to combat deflation while not choking off the tentative economic recovery. Historically these cheap money policies have come at a long-term cost; the most common being high inflation. This could impact fixed income performance, especially in long-term maturities where rising interest rates will have the greatest impact.

Currently, we see no signs that the equity market is overvalued or that rates will rise significantly. Corporate profits have been very strong and valuations remain relatively subdued. A gradual improving economy should continue to boost corporate profits and enhance investor’s confidence in higher equity prices.

Thank you for being a valued shareholder and providing us with the opportunity to be part of your long-term investment goals.

Robert S. Bacarella

President, Founder and Portfolio Manager

Past performance is not a guarantee of future results.

TABLE OF CONTENTS

Letter To Shareholders	3

Performance Highlights
Monetta Fund	6
Monetta Young Investor Fund	7
Monetta Mid-Cap Equity Fund	8
Orion/Monetta Intermediate Bond Fund	9

Disclosure Of Fund Expenses	10

Schedules of Investments
Monetta Fund	11
Monetta Young Investor Fund	13
Monetta Mid-Cap Equity Fund	15
Orion/Monetta Intermediate Bond Fund	17

Financial Statements
Statements of Assets & Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Notes to Financial Statements	23

Report Of Independent Registered Public Accounting Firm	32
Other Information	33
Directors/Trustees	35

Principal Risks:

Historically, small company stocks and mid-cap company stocks have been more volatile than large company stocks, including the increased risk of price fluctuations.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO’s) which could significantly impact its performance.  Due to the speculative nature of IPO’s, there can be no assurance that IPO participation will continue and that IPO’s will have a positive effect on the fund’s performance.  For the twelve months ended December 31, 2010,the Funds did not participate in IPO’s.

The Monetta Young Investor Fund invests approximately 50% of its net assets in ETF’s (Exchange Traded Funds) and other funds seeking to track the S&P 500 Index. The cost of investing in the shares of ETF's will generally   be lower than investing in other mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. However, if the Fund invests in other mutual funds that track an index, your cost of investing will generally be higher. For the period ended December 31, 2010, the Young Investor Fund's   other fund investments consisted only of ETF's.  Please refer to the prospectus for further details.

Limiting the purchase of individual stocks to companies that produce products or provide services that are recognized by children or teenagers may also be a risk if this sector underperforms, which can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

All investments, including those in mutual funds, have risks and principal loss is possible.

While the Funds are no-load, management and other expenses still apply. Please refer to the prospectus for further details.

Monetta Financial Services, Inc. (MFSI or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change.  References are not a recommendation to buy or sell any security.  Fund holdings and compositions are subject to change. MFSI and its affiliate, and its affiliated officers, directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds.  Current and future portfolio holdings are subject to risk.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. The Barclays Capital (formerly Lehman Brothers) Intermediate Gov’t/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity. Since indices are unmanaged, it is not possible to invest in them. Source for performance data is provided by Lipper.

This report must be preceded or accompanied by a Prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC.

Monetta Fund				Period ended December 31, 2010
Investment Objective:		Average Market Capitalization:		Total Net Assets:
Capital Appreciation		$46.1 billion		$54.82 million
PERFORMANCE:		Average Annual Total Return
		1 Year	5 Year	10 Year	$13,476
Monetta Fund		23.42%	5.75%	3.03%	$11,552
S&P 500 Index*		15.08%	2.29%	1.42%
Total Annual Operating Expenses ** 1.91%
*Source Lipper
**Source Prospectus dated May 1, 2010. Expense Ratio of 1.91% includes Acquired Fund Fees and Expenses of 0.03%. For the Fund’s current Expense Ratio, please refer to Page 28.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500 Index, with dividend and capital gains reinvested.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Please refer to the disclosures on pages 4 and 5.

Portfolio Weightings			Top 5 Equity Holdings:
					% of Net Assets
Information Technology	26.1%			Ford Motor Co.	4.29%
Consumer Discretionary	21.4%			Apple, Inc.	3.82%
Industrials	13.9%			AMR Corp.	3.20%
Financials	11.6%			Bank of America Corp.	2.68%
Health Care	10.4%			Citigroup, Inc.	2.59%
Energy	8.9%			Total Top 5 Equity Holdings	16.58%
Materials	3.5%
Utilities	1.2%
Telecommunication Services	1.0%
Consumer Staples	0.4%

Portfolio weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents.

Commentary

For the year ended 2010, the Monetta Fund appreciated 23.42%, outperforming its benchmark, the S&P 500 Index, which was up 15.08%. The Fund’s strong performance was attributed to its over-weightings in the Technology and Consumer Discretionary sectors. Specific stock investments that added to relative performance included Las Vegas Sands Corporation, Apple, Inc. and Ford Motor Company which represented 0.84%, 3.82% and 4.29% respectively, of the year-end portfolio.

During the year, the Fund’s sector weightings did not change materially. From a market capitalization perspective, we continued to emphasize the large-cap growth companies resulting in a $46.1 billion average capitalization at year-end. We were very aggressive in trimming or eliminating those companies that missed earnings expectations or lowered sales guidance. Securities sold for these reasons included GameStop Corporation, Human Genome Sciences, Inc., and Strayer Education Corporation. We continue to over-weight the Technology sector which included recent purchases in Riverbed Technology, Inc. (a cloud computing company) and Adobe Systems, Inc. (provides computer software and services), representing 0.96% and 0.56% respectively, of the year-end portfolio.

2011 Outlook

We believe U.S. stocks will begin 2011 riding a wave of optimism as economic recovery expectations are running high. Many companies are flushed with cash, which could lead to increased capital spending, acquisitions and share repurchases. Also, the financial system appears to be stabilizing which could eventually lead to reviving consumer confidence in both spending and employment opportunities. We remain committed to investing in companies within the Financial and Consumer Discretionary sectors because we believe that those sectors offer above-average growth opportunities.

Monetta Young Investor Fund	Period ended December 31, 2010
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Capital Appreciation	$53.0 billion	$14.91 million
PERFORMANCE:	Average Annual Total Return
Since Inception 12/12/2006	$14,219
1 Year	3Year	$9,773
Young Investor Fund	23.68%	10.70%	9.07%
S&P 500 Index*	15.08%	-2.84%	-0.68%
Net Annual Operating Expenses – Net ** 1.07%
Total Annual Operating Expenses – Gross** 8.71%
*Source Lipper

**Source Prospectus dated May 1, 2010. The Advisor is contractually committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses at 1.00% through December 31, 2012. Net Expense Ratio of 1.07% includes Acquired Fund Fees and Expenses of 0.09%. For the Fund’s current Expense Ratio, please refer to Page 29.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Fund and the S&P 500 Index, with dividend and capital gains reinvested.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized unmanaged index of common stock prices. Please refer to the disclosures on pages 4 and 5.

Portfolio Composition	Top 5 Equity Holdings:
% of Net Assets
Exchange Traded Funds	48.0%	McDonald’s Corp.	2.57%
Consumer Discretionary	23.4%	The Walt Disney Co.	2.52%
Industrials	6.8%	Ford Motor Co.	2.25%
Information Technology	6.4%	Apple, Inc.	2.16%
Consumer Staples	4.8%	JPMorgan Chase & Co.	2.13%
Financials	4.4%	Total Top 5 Equity Holdings	11.63%
Telecommunication Services	0.9%
Portfolio weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents.
Commentary

In 2010 the Young Investor Fund performed strongly, up 23.68%. This performance exceeded the return of its benchmark, the S&P 500 Index, which was up 15.08% for the year ended December 31, 2010. Since the Fund’s inception on December 12, 2006, the Fund’s average annual return was 9.07% versus a decline of 0.68% in the S&P 500 Index for the same period.

Approximately half the Fund’s assets were invested in Exchange Traded Funds (ETF’s) that track the performance of the S&P 500 Index. The portfolio benefited in terms of relative performance from good stock selection, especially in the Consumer Discretionary sector which represented 23.4% of the year-end portfolio value. Notable performers in this sector included Chipotle Mexican Grill, Inc., Royal Caribbean Cruises Ltd. And Walt Disney Company which represented 0.00%, 0.95% and 2.52% respectively, of the year-end portfolio value. The Fund experienced underperformance in the video game segment as both GameStop Corporation and Electronic Arts, Inc. were sold due to poor earnings results and/or lower company guidance.

During the year we continued to add to the Fund’s core growth holdings such as McDonald’s Corporation, Apple Computer and Ford Motor Company, representing 2.57%, 2.16% and 2.25%  respectively, of the year-end portfolio. New companies added to the portfolio included JPMorgan Chase & Co., and General Electric Company, 2.13%, and 1.23% respectively, of the year-end portfolio, consistent with the Fund’s basic philosophy to invest in “best of breed” companies.

We believe the Fund is well positioned in those sectors and companies that can consistently increase earnings during periods of slow economic growth. Typically these companies have strong balance sheets and the pricing power to gain market share from competitors.

Monetta Mid-Cap Equity Fund				Period ended December 31, 2010
Investment Objective:	Average Market Capitalization:			Total Net Assets:
Capital Appreciation	$7.6 billion			$8.35 million
PERFORMANCE:	Average Annual Total Return			$19,962
	1 Year	5 Year	10 Year
Mid-Cap Equity Fund	32.80%	4.62%	-1.57%
S&P 400 Mid-Cap Index*	26.64%	5.73%	7.16%	$8,536
Total Annual Operating Expenses ** 3.94%

*Source Lipper
**Source Prospectus dated May 1, 2010. Expense Ratio of 3.94% includes Acquired Fund Fees and Expenses of 0.05%. For the Fund’s current Expense Ratio, please refer to Page 30.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400 Mid-Cap Index, with dividends and capital gains reinvested.

The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. Please refer to the disclosures on pages 4 and 5.

Portfolio Composition			Top 5 Equity Holdings:

Information Technology

31.1%

Industrials

15.6%

Consumer Discretionary

12.1%

Financials

11.3%

Health Care

10.7%

Energy

8.1%

Materials

7.1%

Consumer Staples

1.3%

Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.  The financials sector on the table above includes financial ETF’s of 4.5%. The table excludes cash or cash equivalents.

				% of Net Assets
			Illumina, Inc.	3.72%
			Rovi Corp.	3.72%
			VMWare, Inc.	3.52%
			Joy Global, Inc.	3.33%
			NVIDIA Corp.	3.32%
			Total Top 5 Equity Holdings	17.61%

Commentary

The close of the bell on December 31, 2010 marked the end of another good year for equities as the market continued its rise from 2009. The Monetta Mid-Cap Equity Fund continued to perform well as it gained 32.80% for the year ended December 31, 2010, beating its benchmark, the S&P 400, by 6.16% for the same period.

The Fund’s overall strong performance, relative to the market, was primarily due to our strategy of consolidating the Fund’s holdings into sectors that we believed would outperform the market and decreasing our holdings in sectors that we believed were under pressure. Specifically, we increased our exposure in the Technology and Consumer Discretionary sectors and decreased our exposure in the Financial sector. Within the Technology sector, the investments that helped improve our performance were Baidu, Inc., Vmware, Inc., Cognizant Tech Solutions, and F5 Networks Inc. These stocks represented 0.00%, 3.52%, 2.46% and 2.81%, respectively, of the year-end total net assets. The Consumer sector was anchored by our investments in Las Vegas Sands Corp., Priceline.com, Inc., and Chipotle Mexican Grill, Inc., representing 0.00%, 2.15%, and 0.00%, respectively, of the year-end total net assets. In addition, we continue to stick to our mantra of quickly selling our exposure to equities that show any kind of weakness during the year, such as Assured Guaranty Ltd., MGIC Investment Corp., and Green Mountain Coffee Roasters.

As we position the Fund for 2011, we continue to believe that the Technology and Consumer Discretionary sectors will maintain their positive relative performance. In addition, through our sector and individual equity research, we believe that Financials could slowly come back into favor and, therefore, we have started to increase our exposure into this sector. We will continue to closely monitor the overall market and be quick to make changes when new information or circumstances arise.

We are very proud of the how the Fund has performed for the past few years, but the past is the past and we are clearly focused on how to continue to bring value to the Fund’s shareholders. As summarized by Gordon Gekko in the movie Wall Street, “You done good, but you gotta keep doing good.” Thank you for your investment.

Orion/Monetta Intermediate Bond Fund				Period ended December 31, 2010
Investment Objective:	30-Day SEC Yield:		Average Maturity:	Total Net Assets:
Income	2.32%		5.0 Years	$10.91 million
PERFORMANCE:	Average Annual Total Return			$17,101
	1 Year	5 Year	10 Year	$15,971
Orion/Monetta Intermediate Bond Fund	6.44%	5.46%	4.79%
Barclays Capital Intermediate Gov’t/Credit Bond Index*	5.89%	5.53%	5.51%
Total Annual Operating Expenses – Gross** 2.16%
*Source Lipper
**Source Prospectus dated May 1, 2010. Expense Ratio of 2.16% includes Acquired Fund Fees and Expenses of 0.03%. For the Fund’s current Expense Ratio, please refer to Page 31.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

Prior to July 1, 2001, total returns are net of a portion or all of the advisory fees waived by the Adviser.  Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee. The hypothetical graph above compares the change in value of a $10,000 investment in the Orion/Monetta Intermediate Bond Fund to the Barclays Capital Intermediate Gov’t/Credit Bond Index.

The Barclays Capital (formerly Lehman Brothers) Intermediate Gov’t/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity. S&P and Moody’s are bond rating services that evaluate the likelihood a debt issuer will be able to meet scheduled interest and principal repayments. Typically, AAA is the highest rating and D is the lowest. Please refer to the disclosures on pages 4 and 5.

Portfolio Composition			Maturity Profile:
				% of Net Assets
			1 Year or Less	6.89%
			1-3 Years	16.24%
			3-6 Years	41.53%
			6-10 Years	34.20%
			Over 10 Years	1.14%
			Total	100.00%

Commentary

The Intermediate Bond Fund posted another year of solid results. The Fund was up 6.44% in 2010, exceeding the return of its benchmark, Barclay’s Capital Intermediate Bond Index, which rose 5.89%.

The Fund’s positive performance variance to its benchmark was primarily due to its high weightings in investment grade corporate securities totaling 95.6% at year-end. Top performers during the year included the following: Caterpillar Financial Services Corp., 7.15% due 02/15/19, American Express, 7.00% due 03/19/18 and Altria Group. Inc., 9.70% due 11/10/18 representing 3.18%, 2.67% and 3.03% respectively, of the year-end net assets.

Throughout the year the Fund maintained an average duration (maturity) of 4.16 years. The Fund’s average coupon rate increased from 5.61% to 6.27% stemming from recent purchases such as Allis-Chalmer Energy, Inc., 9.00% due 01/15/14 and E-trade Financial Corp., 7.375% due 09/15/13 totaling 2.20% and 1.51% respectively, of the year-end net assets.

As we enter 2011, interest rates are near historical lows due in part to the Federal Reserve’s quantitative easing programs and moderate economic growth outlook. While corporate yields have fallen from their peak in March, the yields remain relatively attractive to short-term money market and government bond yield alternatives. We believe that total fixed income returns in 2011 will reflect more of the bond’s coupon return rather than price appreciation. We therefore intend to maintain a high quality corporate bond portfolio at the low end of the maturity spectrum. We believe this investment approach strategically positions the Fund to minimize portfolio risk while providing a greater reinvestment opportunity in the event that interest rates move higher.

Disclosure of Fund Expenses	Period Ended December 31, 2010

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, July 1, 2010 – December 31, 2010.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, distribution and shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/10	ENDING ACCOUNT VALUE 12/31/10	EXPENSES PAID DURING PERIOD* 7/1/10-12/31/10	ANNUALIZED EXPENSE RATIO
ACTUAL
Monetta Fund	$1,000	$1,320.60	$9.71	1.66%
Young Investor Fund	1,000	1,282.70	5.75	1.00%(a)
Mid-Cap Equity Fund	1,000	1,303.80	15.91	2.74%
Orion/Monetta Intermediate Bond Fund	1,000	1,022.00	7.14	1.40%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$1,000	$1,016.84	$8.44	1.66%
Young Investor Fund	1,000	1,020.16	5.09	1.00%(a)
Mid-Cap Equity Fund	1,000	1,011.39	13.89	2.74%
Orion/Monetta Intermediate Bond Fund	1,000	1,018.15	7.12	1.40%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days (to reflect the one-half year period).

(a)

The Adviser is contractually committed to waive fees and/or reimburse expenses for the Young Investor Fund to the extent necessary to cap the annualized expense ratio at 1.00% through December 31, 2012.

Schedule of Investments	December 31, 2010
Monetta Fund
COMMON STOCKS – 98.4% NUMBER OF SHARES	VALUE
Consumer Discretionary – 21.4%
Automobiles & Components – 7.6%
*10,000 BorgWarner, Inc.	$ 723,600
*140,000 Ford Motor Co.	2,350,600
15,000 Johnson Controls, Inc.	573,000
10,000 Magna Intl, Inc. – CL A	520,000
4,167,200
Consumer Durables & Apparel – 4.2%
50,000 D.R. Horton, Inc.	596,500
*50,000 Eastman Kodak Co.	268,000
40,000 Lennar Corp. – CL A	750,000
*90,000 PulteGroup, Inc.	676,800
2,291,300
Consumer Services – 6.0%
*10,000 Las Vegas Sands Corp.	459,500
*10,000 Royal Caribbean Cruises Ltd.	470,000
14,000 Starwood Hotels & Resorts Worldwide, Inc.	850,920
*11,000 WMS Industries, Inc.	497,640
*10,000 Wynn Resorts Ltd.	1,038,400
3,316,460
Retailing – 3.6%
*4,000 Amazon.com, Inc.	720,000
*15,000 CarMax,Inc.	478,200
*1,900 Priceline.com,Inc.	759,145
1,957,345
Consumer Staples – 0.4%
Food & Staples Retailing – 0.4%
*5,000 BJ’s Wholesale Club, Inc.	239,500

Energy – 8.9%
Energy – 8.9%
9,000 Anadarko Petroleum Corp.	685,440
15,000 CONSOL Energy, Inc.	731,100
6,000 Diamond Offshore Drilling, Inc.	401,220
20,000 Halliburton Co.	816,600
10,000 Peabody Energy Corp	639,800
12,000 Range Resources Corp.	539,760
*15,000 Transocean Ltd.	1,042,650
4,856,570
Financials – 11.6%
Banks – 2.2%
*70,000 MGIC Investment Corp.	713,300
8,000 PNC Financial Services Group, Inc.	485,760
1,199,060
Diversified Financials – 9.4%
110,000 Bank of America Corp.	1,467,400
*300,000 Citigroup, Inc.	1,419,000
1,600 CME Group, Inc.	514,800
4,000 Goldman Sachs Group, Inc.	672,640
25,000 JPMorgan Chase & Co.	1,060,500
5,134,340
Health Care – 10.4%
Health Care Equipment & Services – 6.7%
*25,000 Allscripts Healthcare Solutions, Inc	481,750
10,000 Baxter International, Inc.	506,200
*5,000 Cerner Corp.	473,700
*6,000 Edwards Lifesciences Corp.	485,040
*10,000 Medco Health Solutions, Inc.	612,700
10,000 Medtronic, Inc.	370,900
20,000 UnitedHealth Group, Inc.	722,200
3,652,490
Pharmaceuticals & Biotechnology – 3.7%
*7,000 Illumina, Inc.	443,380
10,000 Perrigo Co.	633,300
10,000 Teva Pharmaceutical Industries Ltd. – SP ADR (b)	521,300
*8,000 Thermo Fisher Scientific, Inc.	442,880
2,040,860
Industrials – 13.9%
Capital Goods – 7.7%
12,000 Actuant Corp. – CL A	319,440
6,000 Caterpillar, Inc.	561,960
7,000 Cummins, Inc.	770,070
8,000 Deere & Co.	664,400
10,000 Fastenal Co.	599,100
5,000 Goodrich Corp.	440,350
5,000 Parker-Hannifin Corp.	431,500
3,200 Precision Castparts Corp.	445,472
4,232,292
Commercial & Professional Services – 0.3%
*2,000 Stericycle, Inc.	161,840

Transportation – 5.9%
225,000 AMR Corp.	1,752,750
14,000 Expeditors Intl of WA, Inc.	764,400
10,000 United Parcel Service, Inc.- CL B	725,800
3,242,950
The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2010
Monetta Fund (Cont’d)
NUMBER OF SHARES	VALUE
Information Technology – 26.1%
Semiconductors and Semiconductor Equipment – 3.0%
10,000 Broadcom Corp.	$ 435,500
*10,000 Cree, Inc.	658,900
*70,000 Micron Technology, Inc.	561,400
1,655,800
Software & Services – 12.5%
*10,000 Adobe Systems, Inc.	307,800
*12,000 Check Point SoftwareTechnologies Ltd.	555,120
*10,000 Cognizant Tech Solutions Corp. – CL A	732,900
*1,800 Google, Inc.	1,069,146
4,700 Mastercard, Inc. – CL A	1,053,317
*8,000 MercadoLibre, Inc.	533,200
*3,500 Salesforce.com, Inc.	462,000
*14,000 SXC Health Solutions Corp.	600,040
*25,000 Symantec Corp.	418,500
*14,000 Verifone Systems, Inc.	539,840
*6,500 Vmware, Inc. – CL A	577,915
6,849,778
Technology Hardware & Equipment – 10.6%
*6,500 Apple, Inc.	2,096,640
*6,500 Blue Coat Systems, Inc.	194,155
*25,000 Cisco Systems, Inc.	505,750
*8,000 Itron, Inc.	443,600
15,000 Qualcomm, Inc.	742,350
*9,500 Research in Motion Ltd.	552,235
*15,000 Riverbed Technology, Inc.	527,550
*15,000 SanDisk Corp.	747,900
5,810,180
Materials – 3.5%
Materials – 3.5%
9,000 Cliffs Natural Resources, Inc.	702,090
10,000 Freeport-McMoRan Copper & Gold, Inc. – CL B	1,200,900
1,902,990
Telecommunication Services – 1.0%
Telecommunication Services – 1.0%
10,000 America Movil, S.A.B. de C.V. –ADR Series L (b)	573,400

Utilities – 1.2%
Utilities – 1.2%cc
*55,000 AES Corp.	669,900

Total Common Stocks	53,954,255
(Cost $44,057,477) (a)

MUTUAL FUNDS – 2.8%
NUMBER OF SHARES
1,512,177 AIM Liquid Assets Portfolio – Institutional Class	1,512,177

Total Mutual Funds	1,512,177
(Cost $1,512,177) (a)

Total Investments – 101.2%	55,466,432
(Cost $45,569,654) (a)

Other Net Assets Less Liabilities – (1.2%)	(649,061)

Net Assets – 100%	$ 54,817,371

(a) Cost for tax purposes is $45,587,535; the aggregate gross unrealized appreciation for tax purposes is $10,592,396 and aggregate gross unrealized depreciation for tax purposes is $713,499, resulting in net unrealized appreciation for tax purposes of $9,878,897. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales

(b) American Depository Receipt (ADR).
* Non-income producing security.
The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2010
Monetta Young Investor Fund
COMMON STOCKS – 46.7%
NUMBER OF SHARES	VALUE
Consumer Discretionary – 23.4%
Automobiles & Components – 2.9%
*20,000 Ford Motor Co.	$ 335,800
3,000 Harley-Davidson, Inc.	104,010
439,810
Consumer Durables & Apparel – 5.0%
2,000 Coach, Inc.	110,620
*10,000 Crocs, Inc.	171,200
*15,000 Eastman Kodak Co.	80,400
1,500 Hasbro, Inc.	70,770
10,000 Lennar Corp. – CL A	187,500
1,500 Nike, Inc. – CL B	128,130
748,620
Consumer Services – 6.3%
2,000 Darden Restaurants, Inc.	92,880
5,000 McDonald’s Corp.	383,800
*1,300 Panera Bread Co. – CL A	131,573
*3,000 Royal Caribbean Cruises Ltd.	141,000
3,700 Starbucks Corp.	118,881
1,500 Yum! Brands, Inc.	73,575
941,709
Media – 2.5%
10,000 Walt Disney Co.	375,100

Retailing – 6.7%
*1,000 Amazon.com, Inc.	180,000
*5,000 CarMax, Inc.	159,400
2,000 Guess?, Inc.	94,640
7,000 Home Depot, Inc.	245,420
3,500 Target Corp.	210,455
*3,000 Ulta Salon, Cosmetics & Fragrance, Inc.	102,000
991,915
Consumer Staples – 4.8%
Food & Staples Retailing – 1.7%
4,000 CVS Caremark Corp.	139,080
2,000 Wal-Mart Stores, Inc.	107,860
246,940
Food Beverage & Tobacco – 1.8%
2,200 Coca-Cola Co.	144,694
*4,000 Green Mountain Coffee Roasters, Inc.	131,440
276,134
Household & Personal Products – 1.3%
3,000 Procter & Gamble Co.	192,990

Financials – 4.4%
Diversified Financials – 4.4%
*35,000 Citigroup, Inc	165,550
1,000 Goldman Sachs Group, Inc.	168,160
7,500 JPMorgan Chase & Co.	318,150
651,860
Industrials – 6.8%
Capital Goods – 2.8%
1,100 Caterpillar, Inc.	103,026
1,500 Deere & Co.	124,575
10,000 General Electric Co.	182,900
410,501
Transportation – 4.0%
*22,000 AMR Corp.	171,380
*10,000 Avis Budget Group, Inc.	155,600
10,000 Southwest Airlines Co.	129,800
2,000 United Parcel Service, Inc. – CL B	145,160
601,940
Information Technology – 6.4%
Software & Services – 4.2%
*3,000 eBay, Inc.	83,490
*250 Google, Inc.	148,493
1,000 IBM Corp.	146,760
1,100 Mastercard, Inc. – CL A	246,521
625,264
Technology Hardware & Equipment – 2.2%
*1,000 Apple, Inc.	322,560

Telecommunication Services – 0.9%
Telecommunication Services – 0.9%
4,000 Verizon Communications, Inc.	143,120

Total Common Stocks	6,968,463
(Cost $6,209,702) (a)

Schedule of Investments	December 31, 2010
Monetta Young Investor Fund (Cont’d)
EXCHANGE TRADED FUNDS – 48.0%
NUMBER OF SHARES	VALUE
11,500 iShares S&P 100 Index	$ 651,705
5,800 iShares S&P 500 Growth Index	380,712
13,700 iShares S&P 500 Index	1,729,625
14,000 SPDR S&P 500 ETF Trust	1,760,920
11,000 Vanguard Growth ETF	675,620
10,500 Vanguard Large-Cap ETF	604,905
11,500 Vanguard S&P 500 ETF	662,055
13,000 Vanguard Value ETF Index	693,290

Total Exchange Traded Funds	7,158,832
(Cost $6,593,785) (a)

MUTUAL FUNDS – 3.7%
NUMBER OF SHARES

542,270 AIM Liquid Assets Portfolio – Institutional Class	542,270

Total Mutual Funds	542,270
(Cost $542,270) (a)

Total Investments – 98.4%	14,669,565
(Cost $13,345,757) (a)

Other Net Assets Less Liabilities – 1.6%	240,770

Net Assets – 100%	$ 14,910,335

(a) Cost for tax purposes is $13,347,848; the aggregate gross unrealized appreciation is $1,379.842 and aggregate gross unrealized depreciation is $58,125, resulting in net unrealized appreciation of $1,321,717. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2010
Monetta Mid-Cap Equity Fund
COMMON STOCKS – 92.8%
NUMBER OF SHARES	VALUE
Consumer Discretionary – 12.1%
Automobiles & Components – 2.1%
*2,500 BorgWarner, Inc.	$ 180,900

Consumer Durables & Apparel – 3.1%
*20,000 Eastman Kodak Co.	107,200
8,000 Lennar Corp. – CL A	150,000
257,200
Retailing – 6.9%
*3,700 Dollar Tree, Inc.	207,496
*3,100 O’Reilly Automotive, Inc.	187,302
*450 Priceline.com, Inc.	179,798
574,596
Consumer Staples – 1.3%
Food & Staples Retailing – 1.3%
*50,000 Drugstore.com, Inc.	110,500

Energy – 8.1%
Energy – 8.1%
*2,400 Concho Resources, Inc.	210,408
*2,300 FMC Technologies, Inc.	204,493
1,500 Massey Energy Co.	80,475
*2,400 Oceaneering International, Inc.	176,712
672,088
Financials – 6.8%
Banks – 2.3%
4,500 Comerica, Inc.	190,080

Diversified Financials – 2.3%
*1,900 Affiliated Managers Group, Inc.	188,518

Real Estate – 2.2%
*9,000 CB Richard Ellis Group, Inc.	184,320

Health Care – 10.7%
Health Care Equipment & Services – 4.1%
*10,300 Allscripts Healthcare Solutions, Inc	198,481
*1,800 Edwards Lifesciences Corp.	145,512
343,993
Pharmaceuticals & Biotechnology – 6.6%
*3,000 Alexion Pharmaceuticals, Inc.	241,650
*4,900 Illumina, Inc.	310,366
552,016
Industrials – 15.6%
Capital Goods – 10.5%
5,100 Ametek, Inc.	200,175
3,500 Cooper Industries, Ltd.	204,015
3,200 Joy Global, Inc.	277,600
1,500 Walter Energy, Inc.	191,760
873,550
Commercial & Professional Services – 2.7%
*2,800 Stericycle, Inc	226,576

Transportation – 2.4%
3,700 Expeditors Intl of WA, Inc.	202,020

Information Technology – 31.1%
Semiconductors and Semiconductor Equipment – 3.3%
*18,000 NVIDIA Corp.	277,200

Software & Services – 22.0%
*3,500 Check Point Software Technologies, Ltd.	161,910
*2,800 Cognizant Tech Solutions Corp. – CL A	205,212
5,700 Global Payments, Inc.	263,397
*5,000 Rovi Corp.	310,050
*3,000 SXC Health Solutions Corp.	128,580
*6,800 Tibco Software, Inc.	134,028

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2010
Monetta Mid-Cap Equity Fund (Cont’d)
NUMBER OF SHARES	VALUE
*4,900 Verifone Systems, Inc.	$ 188,944
*4,500 VeriSign, Inc.	147,015
*3,300 Vmware, Inc. – CL A	293,403
1,832,539
Technology Hardware & Equipment – 5.8%
*1,800 F5 Networks, Inc.	234,288
*7,100 Riverbed Technology, Inc.	249,707
483,995
Materials – 7.1%
Materials – 7.1%
1,500 CF Industries Holdings, Inc.	202,725
*4,000 Molycorp, Inc.	199,600
*8,200 Solutia, Inc.	189,256
591,581

Total Common Stocks	7,741,672
(Cost $6,858,269) (a)

EXCHANGE TRADES FUNDS – 4.5%
NUMBER OF SHARES
23,500 SPDR Financial Select	$ 374,825

Total Exchange Traded Funds	374,825
(Cost $350,397) (a)

MUTUAL FUNDS – 2.9%
NUMBER OF SHARES
245,156 AIM Liquid Assets Portfolio – Institutional Class	245,156

Total Mutual Funds	245,156
(Cost $245,156) (a)

Total Investments – 100.2%	8,361,653
(Cost $7,453,822) (a)

Other Net Assets Less Liabilities – (0.2%)	(16,950)

Net Assets – 100%	$ 8,344,703

(a) Cost for tax purposes is $7,459,050; the aggregate gross unrealized appreciation is $956,876 and aggregate gross unrealized depreciation is $54,273 resulting in net unrealized appreciation of $902,603. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2010
Orion/Monetta Intermediate Bond Fund
CORPORATE BONDS – 95.6%
PRINCIPAL AMOUNT	MATURITY DATE	VALUE
Aerospace/Defense – 2.0%
200,000 General Dynamics Corp. 5.250%	02/01/14	$ 220,380

Auto – 0.2%
25,000 Daimler Finance NA LLC 5.900%	08/15/11	25,250

Banks – 9.1%
620,000 Bank of America Corp. 10.200%	07/15/15	735,216
138,000 Suntrust Bank 6.375%	04/01/11	139,748
111,000 Unionbancal Corp. 5.250%	12/16/13	119,772
		994,736
Beverages-Non-alcoholic – 1.0%
100,000 Pepsico, Inc. 3.100%	01/15/15	104,411

Chemicals – 5.2%
100,000 Dow Chemical Co. 9.000%	04/01/21	120,337
100,000 The Dow Chemical Co. 7.200%	06/15/14	101,317
300,000 E.I. Dupont de Nemours 5.750%	03/15/19	340,718
		562,372
Computers – 1.0%
100,000 Dell, Inc. 5.625%	04/15/14	110,512

Containers-Paper/Plastic – 1.2%
150,000 Solo Cup Co. 8.500%	02/15/14	135,750

Cosmetics & Toiletries – 1.0%
100,000 The Procter & Gamble Co. 4.850%	12/15/15	111,643

Diversified Financial Services – 1.1%
100,000 Jeffries Group, Inc. 8.500%	07/15/19	114,516

Electric – 3.8%
80,000 Carolina Power & Light 5.125%	09/15/13	87,807
50,000 Edison Mission Energy 7.750%	06/15/16	43,250
270,000 Southern Co. 4.150%	05/15/14	284,394
		415,451
Finance – 21.6%
250,000 American Express 7.000%	03/19/18	291,614
282,000 Caterpillar Financial Services Corp. 7.150%	02/15/19	347,318
130,000 CME Group, Inc. 5.750%	02/15/14	144,046
165,000 E*Trade Financial Corp. 7.375%	09/15/13	165,000
500,000 General Electric Capital Corp. 5.650%	06/09/14	549,128
100,000 John Deere Capital Corp. 4.000%	03/15/11	100,502
100,000 JPMorgan Chase & Co. 5.250%	05/01/15	106,754
125,000 National Rural Utilities Cooperative Finance Corp. 4.500%	03/15/12	129,107
250,000 TD Ameritrade Holding Co. 4.150%	12/01/14	258,756
236,000 The Western Union Co. 5.930%	10/01/16	264,535
		2,356,760

The accompanying notes are an integral part of these financial statements.

Schedule of Investments		December 31, 2010
Orion/Monetta Intermediate Bond Fund (Cont’d)
PRINCIPAL AMOUNT	MATURITY DATE	VALUE
Food/Beverages – 3.0%
100,000 Campbell Soup Co. 4.875%	10/01/13	$ 109,973
200,000 Diageo Finance BV 5.300%	10/28/15	222,768
		332,741
Food/Confectionery – 1.9%
100,000 Hershey Foods Corp. 5.000%	04/01/13	108,334
100,000 WM Wrigley Jr., Co. 4.650%	07/15/15	104,211
		212,545
Insurance – 18.1%
100,000 AFLAC, Inc. 8.500%	05/15/19	123,842
200,000 American Int’l Group 5.600%	10/18/16	207,055
100,000 Lincoln Nat’l Corp. 6.250%	02/15/20	109,269
500,000 Protective Life Corp. 7.375%	10/15/19	542,194
350,000 Protective Life Secured Trusts 5.450%	09/28/12	374,110
500,000 Torchmark Corp. 9.250%	06/15/19	612,894
		1,969,364
Investment Management – 0.9%
100,000 Blackrock, Inc. 3.500%	12/10/14	103,797

Medical – 4.6%
150,000 Merck & Co., Inc. 4.000%	06/30/15	161,101
300,000 Wellpoint, Inc. 5.875%	06/15/17	335,795
		496,896
Metals – 1.0%
100,000 Alcoa Inc. 6.750%	07/15/18	109,121

Oil – 2.2%
235,000 Allis-Chalmers Energy, Inc. 9.000%	01/15/14	239,700

Pharmaceuticals – 2.9%
100,000 Eli Lilly & Co. 3.550%	03/06/12	103,204
100,000 Novartis Capital Corp. 4.125%	02/10/14	106,797
100,000 Pfizer, Inc. 4.450%	03/15/12	104,376
		314,377
Reinsurance – 1.0%
100,000 Berkshire Hathaway Finance Corp. 4.600%	05/15/13	107,625

Restaurants – 1.0%
100,000 McDonald’s Corp. 4.125%	06/01/13	106,836

Retail – 1.0%
100,000 Wal-Mart Stores, Inc. 4.500%	07/01/15	109,102

Telephone – 3.0%
100,000 AT&T Corp. 7.300%	11/15/11	105,661
200,000 Verizon Florida LLC 6.125%	01/15/13	217,063
		322,724

Tobacco – 7.8%
250,000 Altria Group, Inc. 9.700%	11/10/18	330,289
500,000 Lorillard Tobacco Co. 6.875%	05/01/20	517,303
		847,592
The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2010
Orion/Monetta Intermediate Bond Fund (Cont’d)
VALUE

Total Corporate Bonds	$ 10,424,201
(Cost $9,956,271) (a)

MUTUAL FUNDS – 3.1%
NUMBER OF SHARES
343,020 AIM Liquid Assets Portfolio – Institutional Class	343,020

Total Mutual Funds	343,020
(Cost $343,020) (a)

Total Investments – 98.7%	10,767,221
(Cost $10,299,291) (a)

Other Net Assets Less Liabilities – 1.3%	139,904

Net Assets – 100%	$ 10,907,125

(a) Cost for book and tax purposes is $10,299,291; the aggregate gross unrealized appreciation is $493,125 and aggregate gross unrealized depreciation is $25,195, resulting in net unrealized appreciation of $467,930.

The accompanying notes are an integral part of these financial statements.

Statements Of Assets And Liabilities (In Thousands, Except Per Share)		December 31, 2010
	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
Assets:
Investments at market value, (cost: $45,569; $13,346; $7,454; $10,299)
	$55,466	$14,670	$8,362	$10,767
Cash	0	73	0	1
Receivables:
Interest and dividends	9	14	2	151
Investments sold	225	0	0	0
Fund shares sold	3	338	0	0
Other assets	14	32	13	14
Total Assets	55,717	15,127	8,377	10,933
Liabilities:
Payables:
Bank overdraft	18	0	3	0
Investment advisory fees (Note 2)	44	6	5	3
Distribution and service charges payable	0	7	4	3
Investments purchased	759	184	0	0
Accrued expenses	79	20	20	20
Total Liabilities	900	217	32	26
Net Assets	54,817	14,910	8,345	10,907

Analysis of net assets:
Paid in capital (b)	47,991	13,404	8,167	10,348
Accumulated undistributed net investment income (loss)	0	(a)	0	0
Accumulated undistributed net realized gain (loss)	(3,071)	182	(730)	91
Net unrealized appreciation on investments	9,897	1,324	908	468
Net Assets	$54,817	$14,910	$8,345	$10,907

Shares of capital stock	3,456
Shares of beneficial interest issued outstanding		1,130	835	1,031
Net asset value, offering price and redemption price per share	$15.86	$13.19	$10.00	$10.58

1.

Rounds to less than $1,000.

(b) Monetta Fund - $35 of $.0.01 par value and $47,956 of additional paid in capital, 100 million shares authorized. Each Fund of Monetta Trust has an unlimited number of no par value shares of beneficial interest authorized.

The accompanying notes are an integral part of these financial statements.

Statements Of Operations (In Thousands)		For The Year Ended December 31, 2010
	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
Investment income and expenses:
Investment income:
Interest	$4	$1	$(a)	$553
Dividend	320	120	16	0
Miscellaneous Income	3	0	0	0
Total investment Income	327	121	16	553

Expenses:
Investment advisory fee (Note 2)	462	39	35	41
Distribution expense (Note 6)	0	18	12	29
Accounting expense	30	6	11	14
Admin/Compliance expense	58	9	13	21
Custodial fees	15	6	5	4
State registration	24	18	19	19
Transfer and shareholder servicing agent fee	132	28	18	17
Audit/Tax	40	11	13	13
Legal	59	8	5	14
Printing	20	2	2	2
Director/Trustee Fees	8	2	2	4
Other	17	4	4	7
Total expenses	865	151	139	185
Expenses waived/reimbursed	0	(66)	0	0
Fees paid indirectly (Note 7)	(60)	(13)	(11)	(21)
Expenses net of waived/reimbursed expenses and fees paid indirectly	805	72	128	164
Net investment income (loss)	(478)	49	(112)	389
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on investments: Proceeds from sales	80,123	4,863	13,244	7,627
Cost of securities sold	73,590	4,474	11,764	7,211
Net realized gain on investments	6,533	389	1,480	416
Gains from class action lawsuits	2	1	7	30
Total net realized gain on investments	6,535	390	1,487	446
Net unrealized appreciation on investments:
Beginning of year	5,481	111	827	574
End of year	9,897	1,324	908	468
Net change in net unrealized appreciation (depreciation) on investments during the year	4,416	1,213	81	(106)
Net realized and unrealized gain on investments	10,951	1,603	1,568	340
Net increase in net assets from operations	$10,473	$1,652	$1,456	$729

1.

Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Statements Of Changes In Net Assets (In Thousands)			For The Year Ended December 31,
Monetta Fund			Young Investor Fund		Mid-Cap Equity Fund		Orion/Monetta Intermediate Bond Fund
	2010	2009	2010	2009	2010	2009	2010	2009
From investment activities:

Operations:
Net investment income (loss)	$(478)	$(417)	$49	$5	$(112)	$(86)	$389	$270
Net realized gain (loss) on investments	6,535	334	390	61	1,487	175	446	(290)
Net change in net unrealized appreciation (depreciation on investments during the period	4,416	15,859	1,213	290	81	1,117	(106)	1,004

Net increase in net assets from operations	10,473	15,776	1,652	356	1,456	1,206	729	984
Distribution from net investment income	0	0	(49)	(5)	0	0	(389)	(270)
Distribution from short-term capital gains, net	0	0	(198)	(39)	0	0	0	(26)
Distribution from net realized gains	0	0	(26)	0	0	0	(65)	(101)

Increase in net assets from investment activities	10,473	15,776	1,379	312	1,456	1,206	275	587
From capital transactions (Note 4):

Proceeds from shares sold	2,372	1,390	14,535	418	4,132	285	2,775	9,289
Net asset value of shares issued through dividend reinvestment	0	0	264	43	0	0	173	157
Cost of shares redeemed	(4,951)	(3,569)	(2,619)	(11)	(689)	(343)	(3,246)	(2,825)

Increase (decrease) in net assets from capital transactions	(2,579)	(2,179)	12,180	450	3,443	(58)	(298)	6,621

Total increase (decrease) in net assets	7,894	13,597	13,559	762	4,899	1,148	(23)	7,208

Net assets at beginning of period	46,923	33,326	1,351	589	3,446	2,298	10,930	3,722

Net assets at end of period	$54,817	$46,923	$14,910	$1,351	$8,345	$3,446	$10,907	$10,930

Accumulated undistributed net investment income	$0	$0	$(a)	$(a)	$0	$0	$(a)	$(a)

1.

Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements	December 31, 2010

1.

SIGNIFICANT ACCOUNTING POLICIES:

Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The objective of the Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in growth companies of all market capitalization ranges.

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following funds are series of the Trust:

Young Investor Fund. The primary objective of this Fund is long-term capital growth by investing approximately 50% of its assets in exchange traded funds (ETF’s) and other funds seeking to track the S&P 500 Index and the remainder of its assets in common stocks of individual companies that produce products or provide services that are recognized by children and teenagers.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $10 billion.

Orion/Monetta Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

The Monetta Family of Mutual Funds is comprised of the Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the Funds. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.

(a)

Securities Valuation

Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between closing bid and asked quotes provided by the exchange where the security is principally traded, or at the NASDAQ official closing prices if applicable. Debt securities are generally valued on the basis of market quotations provided by pricing services approved by the Boards. Long-term debt securities for which market quotations are not readily available are valued based on valuations provided by pricing services which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. The difference between the cost and fair value of such investments are reflected as unrealized appreciation or depreciation. Debt securities, having maturities of 60 days or less, are stated at amortized cost, which is substantially equivalent to market value.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Boards of Directors and Trustees.

(b)

Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c)

General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond discount/premium is amortized using the interest method and included in interest income, where applicable.

Notes To Financial Statements	December 31, 2010

(d)

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. The Funds’ will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2010, the loss carryforwards amounted to:

Expiration Date	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
2012			$3,355
2016	$810,527		$671,399
2017	$2,241,956		$50,398
Total	$3,052,483	$0	$725,152	$0

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year. Management has reviewed the Funds’ tax positions for all tax periods open to examination by the applicable U.S. federal and Illinois tax jurisdictions (tax years ended December 31, 2007 - 2010), in accordance with Accounting Standards Codification (“ASC”) Topic 740-10, and no tax exposure reserve was required in the financial statements.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(e)

Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year’s net investment income. For the year ended December 31, 2010 the Monetta Fund and Monetta Mid-Cap Equity Fund had net operating losses of $478,477 and $112,108, respectively, for tax purposes which were permanently reclassified from accumulated undistributed net investment income to accumulated paid-in capital (APIC).

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
Undistributed Ordinary Income	----	$329	----	----
Undistributed Short-Term Capital Gain	----	$148,178	----	$16,116
Undistributed Long-Term Capital Gain	----	$36,039	----	$75,287

Notes To Financial Statements	December 31, 2010

The tax character of distributions paid during the calendar year ended December 31, 2010, were as follows:

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
Ordinary Income	----	$246,843	----	$389,088
Long-Term Capital Gain	----	$26,180	----	$64,655

(f)

Fair Value Measurements

In accordance with ASC 820-10, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish   between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on   market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting   entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on   the best information available in the circumstances (unobservable inputs) and to establish classification of fair value   measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 - quoted prices in active markets for identical investments;

• Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);

• Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the respective Fund's investments at December 31, 2010, based on the inputs used to value them (in thousands):

INVESTMENTS IN SECURITIES
Types of Investments	(Level 1)	(Level 2)	(Level 3)	Total
Monetta Fund-
Common Stocks	$53,954	$0	$0	$53,954
Money Market Funds	$1,512	$0	$0	$1,512
FUND TOTAL	$55,466	$0	$0	$55,466
Young Investor Fund-
Common Stocks	$6,969	$0	$0	$6,969
Exchange Traded Funds	$7,159	$0	$0	$7,159
Money Market Funds	$542	$0	$0	$542
FUND TOTAL	$14,670	$0	$0	$14,670
Mid-Cap Equity Fund-
Common Stocks	$7,742	$0	$0	$7,742
Exchange Traded Funds	$375	$0	$0	$375
Money Market Funds	$245	$0	$0	$245
FUND TOTAL	$8,362	$0	$0	$8,362
Orion/Monetta Intermediate Bond Fund-
Corporate Bonds	$0	$10,424	$0	$10,424
Money Market Funds	$343	$0	$0	$343
FUND TOTAL	$343	$10,424	$0	$10,767

Notes To Financial Statements	December 31, 2010

2. RELATED PARTIES:

Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment adviser, Monetta Financial Services, Inc.  For the year ended December 31, 2010, remunerations required to be paid to all interested directors or trustees have been directly paid by the Adviser. Fees paid to out  side Directors or Trustees have been directly paid by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund’s individual net assets, payable monthly, at the following annual rate:

	First $300 million in net assets	Next $200 million in net assets	Net assets over $500 million
Monetta Fund	0.95%	0.90%	0.85%
Monetta Mid-Cap Equity Fund	0.75%	0.70%	0.65%

Monetta Young Investor Fund		0.55% of total net assets
Orion/Monetta Intermediate Bond Fund		0.35% of total net assets

From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each fund. In addition, the Adviser pays for expenses in determining the daily price computations, placement of securities orders and related portfolio bookkeeping.

Accounting and Admin/Compliance Expenses reported on the Statement of Operations were paid to Fund Services Group, LLC, an affiliate of the Adviser as approved by the respective Funds' Boards effective October 1, 2004. Services provided include performing daily fund accounting and administration, report preparation and related compliance services.

Monetta Financial Services, Inc., as of December 31, 2010, owned 3,669 shares or 0.32% of the Young Investor Fund; 2,208 shares or 0.26% of the Mid-Cap Equity Fund; 1,957 shares or 0.19% of the Orion/Monetta Intermediate Bond Fund and 1,275 shares or 0.04% of the Monetta Fund.

3. SUB ADVISER:

Effective June 1, 2009, the Adviser entered into a Sub-Advisory agreement with Orion Capital Management, Inc. Orion has been the sub-adviser to the Orion/Monetta Intermediate Bond Fund since June, 2009 and interim sub-adviser from April 7, 2009 through May 31, 2009. The sub-advisory fee paid to Orion Capital Management, Inc. by the Adviser for the Orion/Monetta Intermediate Bond Fund is 0.25%.

4. CAPITAL STOCK AND SHARE UNITS:

There are 100,000,000 shares of $.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
2009 Beginning Shares	3,859,004	78,062	463,472	391,285
Shares sold	130,736	43,141	45,628	932,413
Shares issued upon dividend reinvestment	0	3,970	0	15,400
Shares redeemed	(338,389)	(1,105)	(51,600)	(280,862)
Net increase (decrease) in shares outstanding	(207,653)	46,006	(5,972)	666,951
2010 Beginning Shares	3,651,351	124,068	457,500	1,058,236
Shares sold	160,835	1,208,052	453,615	261,712
Shares issued upon dividend reinvestment	0	20,658	0	16,214
Shares redeemed	(356,354)	(222,504)	(76,283)	(305,415)
Net increase (decrease) in shares outstanding	(195,519)	1,006,206	377,332	(27,489)
Ending Shares	3,455,832	1,130,274	834,832	1,030,747

Notes To Financial Statements	December 31, 2010

5. PURCHASES AND SALES OF INVESTMENT SECURITIES:

The cost of purchases and proceeds from sales of securities for the year ended December 31, 2010, excluding short-term Securities were:

	Cost of Purchases	Proceeds from Sales of Securities
Monetta Fund	$77,183,297	$80,122,998
Monetta Young Investor Fund	16,090,892	4,862,891
Monetta Mid-Cap Equity Fund	16,479,911	13,243,951
Orion/Monetta Intermediate Bond Fund	8,167,284	7,627,173

The cost of purchases and proceeds from the sales of government securities included in the preceding numbers for the Orion/Monetta Intermediate Bond Fund were $1,247,833 and $777,339, respectively.

6. DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Young Investor, Mid-Cap Equity and Orion/Monetta Intermediate Bond Funds are accrued daily. The distributor is Quasar Distributors, LLC.

7. FEES PAID INDIRECTLY:

Certain eligible Fund expenses, including traditional research reports, market data and other administrative services, are paid for indirectly through directed brokerage agreements (soft dollars).  These expenses are generally allocated across the funds, as a percent of net assets, and are reported on the Other Expenses line in the Statements of Operations.  For the year ended December 31, 2010, fees paid indirectly were as follows:  Monetta Fund, $59,722; Young Investor Fund, $13,432; Mid-Cap Equity Fund, $10,630 and Orion/Monetta Intermediate Bond Fund, $20,549.

8. SUBSEQUENT EVENTS EVALUATION:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 18, 2011, the issue date. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments except as noted below:

Fund Sub-Accountant

Effective January 1, 2011, Fund Services Group, LLC (“FSG”), the Funds’ Administrator and Accountant, entered into a Fund Accounting Services Agreement (the “Jackson Agreement”) with Jackson Fund Services (“Jackson”), a division of Jackson National Asset Management, LLC, pursuant to which FSG retained Jackson to provide sub-accounting services to the Monetta Fund and Monetta Trust, and one additional investment company serviced by FSG and covered by the Jackson Agreement.  Section 2 of the Fund Accounting Agreements dated August 1, 2003, between FSG and, respectively, Monetta Fund and Monetta Trust, FSG may subcontract, at its own expense, the accounting services provided for in the respective Fund Accounting Agreement.  For the sub-accounting services that Jackson will provide, FSG (and not Monetta Fund, Monetta Trust or any of their respective funds) will pay Jackson, in addition to agreed-upon out of pocket costs, an annual fee comprised of (i) a fixed dollar amount for each fund and (ii) an additional amount calculated as a percentage of the cumulative assets under management of all the funds covered by the Jackson Agreement, including the funds of Monetta Fund and Monetta Trust, above $200 million, if applicable.

Notes To Financial Statements	December 31, 2010

Financial highlights for the Monetta Fund for a share outstanding throughout the period are as follows:

Monetta Fund
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$12.850	$8.635	$16.469	$12.891	$11.992
Net investment loss	(0.135)	(0.111)	(0.078)	(0.025)	(0.060)
Net realized and unrealized gain (loss) on investments	3.147	4.326	(7.756)	3.603	0.959
Total from investment operations	3.012	4.215	(7.834)	3.578	0.899
Less:
Distributions from net investment income	0.000	0.000	0.000	0.000	0.000
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	0.000	0.000	0.000	0.000
Net asset value at end of year	$15.862	$12.850	$8.635	$16.469	$12.891
Total return	23.42%	48.73%	(47.54%)	27.77%	7.51%
Ratios to average net assets:
Expenses - Net	1.66%	1.87%	1.66%	1.61%	1.65%
Expenses - Gross (a)	1.78%	1.88%	1.67%	1.62%	1.65%
Net investment income (loss)	(0.98%)	(1.06%)	(0.60%)	(0.17%)	(0.48%)
Portfolio turnover	172.0%	182.3%	157.6%	184.3%	157.9%
Net assets ($ in thousands)	$54,817	$46,923	$33,326	$67,709	$56,724

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	December 31, 2010

Financial highlights for each fund of the Trust for a share outstanding throughout the period are as follows:

Young Investor Fund	2010	2009	2008	2007	12/12/2006 to 12/31/2006(1)
Net asset value at beginning of period	$10.891	$7.542	$10.402	$9.940	$10.000
Net investment income	0.082	0.059	0.083	0.074	0.028
Net realized and unrealized gain (loss) on investments	2.488	3.686	(2.869)	0.442	(0.063)
Total from investment operations	2.570	3.745	(2.786)	0.516	(0.035)
Less:
Distributions from net investment income	(0.044)	(0.043)	(0.074)	(0.054)	(0.025)
Distributions from short-term capital gains, net	(0.199)	(0.353)	0.000	0.000	0.000
Distributions from net realized gains	(0.026)	0.000	0.000	0.000	0.000
Total distributions	(0.269)	(0.396)	(0.074)	(0.054)	(0.025)
Net asset value at end of period	$13.192	$10.891	$7.542	$10.402	$9.940
Total return	23.68%	49.80%	(26.78%)	5.16%	(0.35%)*
Ratios to average net assets:
Expenses - Net	1.00%	0.98%	0.99%	1.00%	0.94%**
Expenses - Gross (a)	2.11%	8.71%	10.06%	16.58%	14.83%**
Net investment income	0.69%	0.65%	0.92%	0.71%	1.22%**
Portfolio turnover	75.8%	118.1%	130.2%	24.1%	0%*
Net assets ($ in thousands)	$14,910	$1,351	$589	$618	$347

*  As reported for the period - not annualized.

** As reported for the period - annualized.

(1) The Young Investor Fund commenced operations on December 12, 2006, its inception date. During the period, the fund recorded certain expenses, including audit/tax and state registration, that more generally reflect a fund’s annual operations.

(a) Gross expense ratio reflects fees waived/reimbursed and indirect expenses paid. For the Young Investor Fund, the expense ratio after waived/reimbursed expenses but before indirect expenses paid was 1.92%, 8.56%, 9.69% and 16.18% for the years ended December 31, 2010, 2009, 2008 and 2007, respectively.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements		December 31, 2010
Mid-Cap Equity Fund
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$7.532	$4.957	$9.410	$8.356	$7.976
Net investment income loss	(0.208)	(0.186)	(0.110)	(0.124)	(0.118)
Net realized and unrealized gain (loss) on investments	2.672	2.761	(4.343)	1.178	0.498
Total from investment operations	2.464	2.575	(4.453)	1.054	0.380
Less:
Distributions from net investment income	0.000	0.000	0.000	0.000	0.000
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	0.000	0.000	0.000	0.000
Net asset value at end of year	$9.996	$7.532	$4.957	$9.410	$8.356
Total return	32.80%	51.81%	(47.29%)	12.56%	4.76%
Ratios to average net assets:
Expenses - Net	2.74%	3.82%	2.72%	2.14%	2.16%
Expenses - Gross (a)	2.96%	3.89%	2.81%	2.19%	2.16%
Net investment loss	(2.39%)	(3.10%)	(1.49%)	(1.35%)	(1.43%)
Portfolio turnover	305.4%	200.1%	191.1%	135.1%	130.5%
Net assets ($ in thousands)	$8,345	$3,446	$2,298	$5,904	$6,037

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	December 31, 2010
Orion/Monetta Intermediate Bond Fund
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$10.329	$9.512	$10.104	$9.911	$9.969
Net investment income	0.353	0.378	0.398	0.388	0.354
Net realized and unrealized gain (loss) on investments	0.311	0.912	(0.588)	0.200	(0.007)
Total from investment operations	0.664	1.290	(0.190)	0.588	0.347
Less:
Distributions from net investment income	(0.353)	(0.346)	(0.402)	(0.395)	(0.361)
Distributions from short-term capital gains, net	0.000	(0.025)	0.000	0.000	0.000
Distributions from net realized gains	(0.058)	(0.102)	0.000	0.000	(0.044)
Total distributions	(0.411)	(0.473)	(0.402)	(0.395)	(0.405)
Net asset value at end of year	$10.582	$10.329	$9.512	$10.104	$9.911
Total return	6.44%	13.78%	(1.89%)	6.02%	3.54%
Ratios to average net assets:
Expenses - Net	1.40%	2.06%	1.72%	1.66%	1.45%
Expenses - Gross (a)	1.57%	2.13%	1.79%	1.71%	1.45%
Net investment income	3.32%	3.74%	4.04%	3.89%	3.57%
Portfolio turnover	71.1%	69.8%	79.4%	68.0%	31.9%
Net assets ($ in thousands)	$10,907	$10,930	$3,722	$5,504	$7,114

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Trustees and the Shareholders

Monetta Fund, Inc. and Monetta Trust:

We have audited the accompanying statements of assets and liabilities of the Monetta Fund, Inc. and the Monetta Trust — comprised of the Monetta Young Investor Fund, Monetta Mid-Cap Equity Fund, and Orion/Monetta Intermediate Bond Fund, collectively referred to as the "Funds", including the schedules of investments, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended (period from December 12, 2006, commencement of operations, to December 31, 2006, and each of the years in the four-year period ended December 31, 2010, for the Monetta Young Investor Fund). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended (period from December 12, 2006, commencement of operations, to December 31, 2006, and each of the years in the four-year period ended December 31, 2010, for the Monetta Young Investor Fund), in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 18, 2011

Other Information	December 31, 2010

BOARD APPROVAL OF ADVISORY AGREEMENTS - PROCESS OF ANNUAL REVIEW

The Board of Directors of the Monetta Fund (the "Directors") oversees the management of the Monetta Fund and the Board of Trustees of the Monetta Trust (the "Trustees") oversees the management of each Fund in the Monetta Trust.  As required by law, as well as the terms of each investment advisory and subadvisory agreement with respect to the Funds in the Monetta Family, the Directors and Trustees determine annually whether to approve the continuance of each investment advisory agreement (each an "Advisory Agreement" and, together, the "Advisory Agreements") with Monetta Financial Services, Inc. (the "Adviser") regarding all of the Funds in the Monetta Family.  The Trustees also determine annually whether to approve the continuance of the subadvisory agreement with Orion Capital Management, Inc. ("Orion") regarding the Orion/Monetta Intermediate Bond Fund (the "Orion Agreement").  The Advisory Agreements were originally entered into on December 3, 2001, and require annual approval by the Directors, including a majority of the Independent Directors, of the Monetta Fund and also by the Trustees, including a majority of the Independent Trustees, of the Monetta Trust.  The Adviser entered into an Interim Sub-Advisory Agreement with Orion effective April 7, 2009, which Interim Sub-Advisory Agreement was replaced by the Orion Agreement on June 1, 2009 following a vote by the shareholders of the Orion/Monetta Intermediate Bond Fund approving the Orion Agreement.  The Orion Agreement has an initial term of two years, and commencing in 2011, will require annual approval of the Trustees, including a majority of the Independent Trustees, of the Monetta Trust.  A discussion and summary of the matters considered and conclusions made by the Trustees in approving the Orion Agreement is contained in, and a final form of the Orion Agreement is an Appendix to, the Monetta Trust's definitive proxy statement dated April 28, 2009 and filed with the Securities and Exchange Commission on the same date.

As a part of this process, the Independent Directors and Independent Trustees of the Monetta Family, with the assistance of counsel for the Independent Directors and Independent Trustees, prepared questions which were submitted to the Adviser in anticipation of the annual contract review (the "15c Questions"). At the November 19, 2010 Board meeting, the Directors and Trustees, including the Independent Directors and Trustees who were present in-person, reviewed the Adviser's responses to the 15c Questions and evaluated all information which they deemed reasonably necessary in the circumstances. The materials reviewed included:

(i)	information on the investment performance of each Fund in the Monetta Family in the past year and over longer periods against a peer group of funds;
(ii)	sales and redemption data for each of the Funds;
(iii)	information concerning the expense ratios of each of the Funds, compared against a peer group of funds; and
(iv)	the management fees and fee structure for each Fund, and the Adviser's financial condition.

The Boards conducted an in-depth review of the comparative fund data provided to them, as well as the profitability of the Adviser with respect to the Funds.  The Boards reviewed the Advisory Agreement and considered a number of factors including, without limitation, materials regarding the Adviser which were previously provided to the Boards (including material provided at earlier Board meetings during 2010), the management and advisory needs of the Funds, the nature, extent and quality of services provided by the Adviser, the profitability of the Adviser, economies of scale, the management fee structures, comparative performance of the Funds, comparative expense ratios of the Funds, assets under management with the Adviser, total management fees received by the Adviser, the Funds' brokerage policies, the Adviser's compliance policies and procedures, and ownership and control of the Adviser.

Upon completion of this review, the Independent Directors and the Independent Trustees, each voting separately, and the full Boards unanimously voted to continue the Advisory Agreements with respect to all the Funds of the Monetta Family.  Each of the Advisory Agreements and the Orion Agreement are subject to termination without penalty with respect to any Fund at any time upon 60 days' written notice by the vote of the applicable Board, by a majority vote of the share holders, or by the Adviser.

REASONS THE BOARDS APPROVED CONTINUATION OF THE ADVISORY AGREEMENTS

The Boards' determinations were based upon a comprehensive consideration of all information provided to the Boards, and were not the result of any single factor.  The following facts and conclusions were important, but not exclusive, in the Boards' decisions to renew the Advisory Agreements.  The Boards noted the importance of reviewing quantitative measures, but also recognize that qualitative factors could be equally or more important in assessing whether Fund shareholders have been, or are likely to be, well served by the renewal of the Advisory Agreements.  They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data can inform, they should not supersede the judgment of the Boards who take many factors, including those listed below, into consideration in representing the shareholders of the Funds.

The Independent Directors and Trustees and the whole Boards generally considered the following factors:  (i) the management and advisory needs of the Funds; (ii) the nature and quality of the services provided by the Adviser in relation to the fees paid; (iii) the profitability to the Adviser (including an analysis of the Adviser's cost of providing services); (iv) whether the Adviser is enjoying economies of scale and is sharing the benefits of such economies with fund shareholders; (v) whether comparative expense ratios and fee rates are higher or lower than those of other funds; and (vi) the fall-out benefits to the Adviser from managing a Fund (i.e. indirect revenues to the Adviser attributable in some way to the existence of a fund, including administration revenues to an affiliate of the Adviser).

The Boards reviewed the profitability of the Adviser and its affiliates, and their ability to continue to provide quality investment management services to the Funds in view of the total net assets of the Monetta Family.  The Boards reviewed past initiatives implemented to cut or control expenses of the Funds in the Monetta Trust.  The Boards encouraged the Adviser to continue to pursue appropriate marketing initiatives for the funds.  The Boards reviewed the net asset values of each Fund.  The Boards discussed the total revenues and fall-out benefits to the Adviser and its affiliates from the Advisory Agreements, and the limited profitability of the Adviser, whose only clients are the Monetta Fund and the Monetta Trust.  The Boards also acknowledged that the fee schedules for the equity Funds (the Monetta Fund, Mid-Cap Equity Fund, and the Young Investor Fund) each contained break-points.

In their approval of the continuation of the Advisory Agreements, the Boards found that the advisory fee for each Monetta Family Fund was reasonable in light of the nature, quality and extent of the services being provided to each Fund, and the costs incurred by the Adviser in providing such service.  The Adviser noted that other than where the Adviser is contractually required to do so (Young Investor Fund), the Adviser does not plan to voluntarily reimburse fund expenses.  The Boards also found that the break-points in the fee schedules for the Monetta Fund and several of the Funds in the Monetta Trust were designed and are reasonably likely to allow the shareholders of those Funds to share in the economies of scale as the Funds grow.  The Board of the Trust also found that the fee structures for the Orion/Monetta Intermediate Bond Fund, the only fixed-income Fund covered by the Advisory Agreement, were reasonable in light of the nature and type of securities held by those Funds.

The Boards' specific determinations with respect to each of the Funds in the Monetta Family are listed below:

(i)

Monetta Fund:  The Monetta Fund's performance for the year ended September 30, 2010 was excellent: 14.14% versus the S&P 500 Index of 10.18%.  The Fund's return for the 5-Year and 10-Year period were also acceptable, 3.79% and -0.67%, respectively, versus the Index return of 0.64% and -0.43%, respectively. The Board determined that the expenses of the Fund are satisfactory based on the Fund's current asset level;

(ii)

Young Investor Fund:  The Fund's performance for the year ended September 30, 2010 was excellent, exceeding the S&P 500 Index by 10.62%.  The Adviser contractually has committed to waive and/or reimburse expenses for the Fund to the extent necessary to cap total expenses at 1.00% through December 31, 2012, and, in light of such commitment, the Young Investor Fund’s expenses are acceptable;

(iii)

Mid-Cap Equity Fund:  The Mid-Cap Equity Fund's performance for the year ended September 30, 2010 was excellent: 25.97% versus the S&P Mid-Cap 400 Index of 17.78%. The Mid-Cap Fund's expenses are acceptable considering the Fund's asset level;

(iv)

Orion/Monetta Intermediate Bond Fund:  This Fund's performance exceeded its benchmark's performance by 1.38%, the Barclays Capital Intermediate Gov't/Credit Bond Index.  This Fund’s expenses are acceptable considering the Fund’s asset level.

Directors/Trustees/Officers	December 31, 2010
Name (Year Of Birth) Position(s) Held with Fund	Principal Occupation During Past 5 Years	Other Directorships and Affiliations

Independent (“disinterested”) Directors/Trustees
John L. Guy (1952) Director since 1998 Trustee since 1993

Sr. VP/Director of Business & Professional Banking, Webster Bank, since Jan. 2011; Sr. VP SBA & Alternative Lending Feb. 2008 to Dec. 2010, Sr. VP Business Banking, Fifth/Third Bank, from Nov. 2006 through Feb. 2008; Executive Director, Wachovia Corp. (formerly First Union Nat’l Bank), Business Banking, General Bank Group, from Nov. 1999 through April 2006.

Ambassador Funds Trustee since 2010
Marlene Z. Hodges (1948) Director and Trustee since 2001

CFO, Asian Human Services, since Feb. 2007; Controller, Gladson LLC (privately owned firm providing database services to consumer packaged goods manufacturers and retailers) from Jan. 2006 through Feb. 2007; CFO, Abraham Lincoln Center from March 2003 through Jan. 2006;

Ambassador Funds Trustee since 2010
Mark F. Ogan (1942) Director since 1988 Trustee since 1993

Self-employed management consultant June 2008 to present; Internal Consultant, RM Acquisition (d/b/a Rand McNally) April 2008 through June 2008; Sr. VP and COO, RM Acquisition, LLC (d/b/a Rand McNally), from Dec. 2007 through April, 2008; Sr. VP & COO, Rand McNally & Co. from July 2003 through Dec. 2007.

Ambassador Funds Trustee since 2010
Brian T. Jeffries (1965) Director and Trustee since 2010	Founder and President of Ambassador Capital Management, LLC since 1998.	Ambassador Funds Trustee since 2010

INSIDE (“INTERESTED”) DIRECTORS/TRUSTEES(1)

Robert S. Bacarella (1949) Director and President since 1985 Trustee and President since 1993

Chairman, Chief Executive Officer and President since April 1997; Chairman and Chief Executive Officer of Adviser, 1996 to 1997; President of the Adviser 1984 to 1996; Director of the Adviser since 1984.

Ambassador Funds Trustee since 2010

OFFICERS WHO ARE NOT DIRECTORS/TRUSTEES:
Robert J. Bacarella (1977) Vice President since 2009 Treasurer since 2010	Vice President and Director since July 2010 and Securities Analyst from 2008-2009 for the Adviser; Audit Manager, Mid America Bank from 2005 to 2008; Senior Auditor, JPMorgan Chase from 2002 to 2005.	None

Maria Cesario De Nicolo (1949) Chief Compliance Officer since 2004 Chief Financial Officer since 2010 Secretary of Fund since 1998 Secretary of Trust since 1993	President, Fund Services Group, LLC since 2003; Secretary since 1996 and Director since 1995 for the Adviser.	None

Christina M. Curtis (1962) Assistant Secretary since 1996	Chief Financial Officer since 2004, and Treasurer from 2004 to 2010 for the Adviser.	None

(1) Directors and/or Trustees who are employees of the Adviser receive no compensation from the Fund or the Trust.

Mr. John W. Bakos, a non-employee Interested Director/Trustee served from 1985 (Monetta Fund) and 1993 (Monetta Trust), through his resignation date of August 27, 2010. Compensation to Mr. Bakos was paid by the Adviser.

Except for Mr. Jeffries, all of the above Directors/Trustees were elected by shareholders at the December 3, 2001 Special Meeting of Monetta Fund, Inc. and Monetta Trust to hold office until a successor is elected and qualified.  Each Director oversees the Monetta Fund and each Trustee oversees the three funds of the Monetta Trust. The address for each Director and Trustee is the Adviser’s office.

Additional information about the Directors/Trustees is available in the Fund and the Trust’s combined Statement of Additional Information (SAI), which is available, without charge, by calling 1-800-MONETTA.

Monetta Family of Mutual Funds 1776-A South Naperville Road Suite 100 Wheaton, IL 60189-5831	PRESORTED STANDARD U.S. Postage PAID Monetta

ITEM 2.  CODE OF ETHICS

(a) The registrant has adopted a code of ethics applicable to the Monetta Fund's principal executive officer and principal financial officer, regardless of whether these individuals are employed by the Registrant or a third party.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The registrant has made no amendments to its Code of Ethics during the period covered by the Annual Report to Shareholders presented in Item 1.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the Annual

    Report to Shareholders presented in Item 1.

(e) Not applicable.

(f) (1) Filed with the Commission, pursuant to Item 12(a)(1), a copy of the

        Monetta Fund’s code of ethics that applies to the registrant's principal

        Executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

    (2) Not applicable.

    (3) The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-666-3882.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Monetta Fund's Board has designated John L. Guy, Mark F. Ogan and Marlene Z. Hodges, each an independent director, as its audit committee financial experts. Mr. Guy is a Senior Vice President, SBA and Alternative Lending for Fifth/Third Bank. Previously, he served as Executive Director with Wachovia Corp. and as President of Heller Small Business Lending Corp. Mr. Ogan is presently a self-employed management consultant.  Previously, he served as Internal Consultant of RM Acquisition, LLC (d/b/a Rand McNally and Co.) and also served as Senior Vice President and Chief Operating Officer of RM Acquisition, LLC (d/b/a Rand McNally & Co.) Ms. Hodges is the CFO of Asian Human Services.  Previously, she was the Controller of Gladson, LLC, a privately owned firm.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents aggregate fees billed to the Monetta Fund for the fiscal years ended December 31, 2010, and 2009 by the Monetta Fund's principal accountant for professional services rendered for the audit of the registrant's annual financial statements and fees billed for other services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements during those fiscal periods.

FISCAL YEARS ENDED DECEMBER 31,          2010                 2009

---------------------------------------------------------------------

(a)Audit Fees                          $29,000              $29,000

(b)Audit-Related Fees(1)                     0                    0

(c)Tax Fees(2)                           9,000                9,000

(d)All Other Fees(3)                     2,000                  900

                                     --------------------------------

Total                                  $40,000              $38,900

                                     ================================

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(1)   Audit-related fees consist of the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under the category of audit fees.

(2)   Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning, including fees for tax return preparation and other related tax compliance/planning matters.

(3)   All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than the services reported in items (a) through (c) of Item 4.

(e)(1) The Monetta Fund's audit committee pre-approves any services to be provided by the principal accountant to the registrant.  In addition, the audit committee would consider and approve any non-audit services to be provided.

(e)(2) There were no services, as described in paragraphs (1)-(3) above, approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X, for the period covered by the Annual Report to Shareholders presented in Item 1.

(f) Not applicable.

(g) Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by the Monetta Fund's principal accountant for services rendered to the Monetta Fund for each of the Monetta Fund's last two fiscal years ended December 31, 2010 and 2009 were $11,000 and $9,900, respectively.

In addition to audit and non-audit fees billed to the Monetta Fund by the principal accountant as reported above, the Monetta Trust, as part of the Monetta Family of Funds, was billed for services as follows - (i) audit fees of $24,000 and $24,000 for fiscal 2010 and 2009, respectively; (ii) tax services of $11,000 and $12,800 for fiscal 2010 and 2009, respectively. There were no other fees billed, other than for audit and tax services, for fiscal 2010 and 2009, respectively.

No services were provided to the investment adviser, or any other entity controlling, controlled by, or under common control of the investment adviser that provides ongoing services to the Monetta Fund for each of its last two fiscal years, by the Fund's principal accountant.

(h) Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable - the Schedule of Investments is included with the registrant's Annual Report to Shareholders presented in Item 1.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

         MANAGEMENT INVESTMENT COMPANIES

Not applicable.

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ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT

         INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors during the period covered by the Annual Report to Shareholders presented in Item 1.

Item 11. CONTROLS AND PROCEDURES

(a) Based on their evaluation of registrant's disclosure controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)), as of a date within 90 days prior to the filing of this report, the registrant's principal executive officer and principal financial officer have determined that the registrant's disclosure controls and procedures are appropriately designed to ensure that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 and the Investment Company Act of 1940: (a) is accumulated and communicated to registrant's management, including the registrant's principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There has been no change in the registrant's internal control over Financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  EXHIBITS

  (a)(1)  EX-99.CODE ETH - Code of Ethics

  (a)(2)  EX-99.302 CERT - Section 302 Certification

          CERTIFICATIONS

          EX-99.906 CERT - Section 906 Certification

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Fund

BY          /s/ Robert S. Bacarella, Principal Executive Officer

DATE        March 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Fund

BY          /s/Maria De Nicolo, Principal Financial Officer

DATE        March 3, 2011

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